Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	12/31/2024	9/30/2024	12/31/2023
Assets
Loans	$104,260	$105,346	$112,606
Loans held for sale	797	1,058	483
Securities available for sale	37,707	34,169	37,185
Held-to-maturity securities	7,395	7,702	8,575
Trading account assets	1,283	1,404	1,142
Short-term investments	17,504	22,796	10,817
Other investments	1,041	1,117	1,244
Total earning assets	169,987	173,592	172,052
Allowance for loan and lease losses	(1,409)	(1,494)	(1,508)
Cash and due from banks	1,743	1,276	941
Premises and equipment	614	624	661
Goodwill	2,752	2,752	2,752
Other intangible assets	27	34	55
Corporate-owned life insurance	4,394	4,379	4,383
Accrued income and other assets	8,797	8,323	8,601
Discontinued assets	263	277	344
Total assets	$187,168	$189,763	$188,281

Liabilities
Deposits in domestic offices:
Interest-bearing deposits	120,132	119,995	114,859
Noninterest-bearing deposits	29,628	30,358	30,728
Total deposits	149,760	150,353	145,587
Federal funds purchased and securities sold under repurchase agreements	14	44	38
Bank notes and other short-term borrowings	2,130	2,359	3,053
Accrued expense and other liabilities	4,983	4,478	5,412
Long-term debt	12,105	15,677	19,554
Total liabilities	168,992	172,911	173,644

Equity
Preferred stock	2,500	2,500	2,500
Common shares	1,257	1,257	1,257
Capital surplus	6,038	6,149	6,281
Retained earnings	14,584	15,066	15,672
Treasury stock, at cost	(2,733)	(4,839)	(5,844)
Accumulated other comprehensive income (loss)	(3,470)	(3,281)	(5,229)
Key shareholders’ equity	18,176	16,852	14,637
Noncontrolling interests	—	—	—
Total equity	18,176	16,852	14,637
Total liabilities and equity	$187,168	$189,763	$188,281

Common shares outstanding (000)	1,106,786	991,251	936,564

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended			Twelve months ended
	12/31/2024	9/30/2024	12/31/2023	12/31/2024	12/31/2023
Interest income
Loans	$1,448	$1,516	$1,574	$6,026	$6,219
Loans held for sale	20	18	12	60	61
Securities available for sale	353	298	213	1,142	793
Held-to-maturity securities	66	70	78	284	312
Trading account assets	16	15	13	61	55
Short-term investments	214	244	138	792	414
Other investments	15	14	22	62	73
Total interest income	2,132	2,175	2,050	8,427	7,927
Interest expense
Deposits	821	887	754	3,307	2,322
Federal funds purchased and securities sold under repurchase agreements	1	1	—	4	79
Bank notes and other short-term borrowings	24	43	45	164	308
Long-term debt	235	292	330	1,187	1,305
Total interest expense	1,081	1,223	1,129	4,662	4,014
Net interest income	1,051	952	921	3,765	3,913
Provision for credit losses	39	95	102	335	489
Net interest income after provision for credit losses	1,012	857	819	3,430	3,424
Noninterest income
Trust and investment services income	142	140	132	557	516
Investment banking and debt placement fees	221	171	136	688	542
Service charges on deposit accounts	65	67	65	261	270
Operating lease income and other leasing gains	15	16	22	76	92
Corporate services income	69	69	67	275	302
Cards and payments income	85	84	84	331	340
Corporate-owned life insurance income	36	36	36	138	132
Consumer mortgage income	16	12	11	58	51
Commercial mortgage servicing fees	68	73	48	258	190
Other income	(5)	(2)	13	23	46
Net securities gains (losses)	(908)	(935)	(4)	(1,856)	(11)
Total noninterest income	(196)	(269)	610	809	2,470
Noninterest expense
Personnel	734	670	674	2,714	2,660
Net occupancy	67	66	65	266	267
Computer processing	107	104	92	414	368
Business services and professional fees	55	41	44	174	168
Equipment	20	20	24	80	88
Operating lease expense	15	14	18	63	77
Marketing	33	21	31	94	109
Intangible asset amortization	—	—	—	—	—
Other expense	198	158	424	740	997
Total noninterest expense	1,229	1,094	1,372	4,545	4,734
Income (loss) from continuing operations before income taxes	(413)	(506)	57	(306)	1,160
Income taxes	(169)	(95)	(8)	(143)	196
Income (loss) from continuing operations	(244)	(411)	65	(163)	964
Income (loss) from discontinued operations, net of taxes	—	1	—	2	3
Net income (loss)	(244)	(410)	65	(161)	967
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$(244)	$(410)	$65	$(161)	$967

Income (loss) from continuing operations attributable to Key common shareholders	$(279)	$(447)	$30	$(306)	$821
Net income (loss) attributable to Key common shareholders	(279)	(446)	30	(304)	824
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$(.28)	$(.47)	$.03	$(.32)	$.88
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	(.28)	(.47)	.03	(.32)	.89
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$(.28)	$(.47)	$.03	$(.32)	$.88
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	(.28)	(.47)	$.03	(.32)	.88

Cash dividends declared per common share	$.205	$.205	$.205	$.82	$.82

Weighted-average common shares outstanding (000)	986,829	948,979	927,517	949,561	927,217
Effect of common share options and other stock awards	—	—	6,529	—	5,542
Weighted-average common shares and potential common shares outstanding (000) (b)	986,829	948,979	934,046	949,561	932,759

(a)Earnings per share may not foot due to rounding.
(b)Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.